Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard A. Ross, as Chief Financial Officer of The FINOVA Group Inc. (the “Company”) certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Form 10-Q report for the quarterly period ended September 30, 2007 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2007

By:	/s/ Richard A. Ross
Richard A. Ross
Chief Financial Officer
(principal financial officer)